UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 2, 2006

EARTHLINK, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State of Incorporation)	001-15605 (Commission File Number)	58-2511877 (I.R.S. Employer Identification No.)

1375 Peachtree St., Atlanta, Georgia      30309

(Address of principal executive offices)     (Zip Code)

(404) 815-0770

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report date)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On January 24, 2006, the Board of Directors (the “Board”) of EarthLink, Inc. (“EarthLink”) adopted, subject to and effective upon shareholder approval, the EarthLink, Inc. 2006 Equity and Cash Incentive Plan (the “Incentive Plan”).  The shareholders of EarthLink approved the Incentive Plan at the Annual Meeting of Stockholders held on May 2, 2006.

The Incentive Plan is intended to supplement and continue the compensation policies and practices of EarthLink’s other equity compensation plans. The Incentive Plan authorizes the Board of Directors, or the Compensation Committee of the Board of Directors, to provide equity-based and cash compensation in the form of stock options, stock appreciation rights, restricted stock awards, restricted stock units and other incentive awards to eligible participants. Additionally, if eligible participants elect to defer specified benefits (whether or not deferred in connection with awards under the Incentive Plan) pursuant to EarthLink’s Second Deferred Compensation Plan, such deferred benefits generally are payable in shares of common stock (“Deferred Stock Benefits”) available under the Incentive Plan. The maximum number of shares of common stock that may be issued under the Incentive Plan pursuant to awards or upon settlement of Deferred Stock Benefits is 10,000,000 shares.

This summary does not purport to be complete and is subject to and qualified in its entirety by reference to the text of the Incentive Plan which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description
10.1	EarthLink, Inc. 2006 Equity and Cash Incentive Plan.
10.2	Form of Incentive Stock Option Agreement under the EarthLink, Inc. 2006 Equity and Cash Incentive Plan.
10.3	Form of Nonqualified Stock Option Agreement under the EarthLink, Inc. 2006 Equity and Cash Incentive Plan.
10.4	Form of Nonqualified Stock Option Agreement for Directors under the EarthLink, Inc. 2006 Equity and Cash Incentive Plan.
10.5	Form of Restricted Stock Unit Agreement under the EarthLink, Inc. 2006 Equity and Cash Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARTHLINK, INC. (Registrant)

By:	/s/ Kevin M. Dotts
Name: Kevin M. Dotts Title: Chief Financial Officer

Date: May 5, 2006

Exhibit Index

Exhibit No.	Description
10.1	EarthLink, Inc. 2006 Equity and Cash Incentive Plan.
10.2	Form of Incentive Stock Option Agreement under the EarthLink, Inc. 2006 Equity and Cash Incentive Plan.
10.3	Form of Nonqualified Stock Option Agreement under the EarthLink, Inc. 2006 Equity and Cash Incentive Plan.
10.4	Form of Nonqualified Stock Option Agreement for Directors under the EarthLink, Inc. 2006 Equity and Cash Incentive Plan.
10.5	Form of Restricted Stock Unit Agreement under the EarthLink, Inc. 2006 Equity and Cash Incentive Plan.